BOSTON COMMON U.S. EQUITY FUND

Supplement dated February 1, 2012 to
Prospectus dated January 31, 2012

Please be advised that shares of the Boston Common U.S. Equity Fund are not yet available for purchase.

Please retain this Supplement with the Prospectus.